                                                                    EXHIBIT 99.1

                            FORM OF MONTHLY STATEMENT

                  GreenTree Floorplan Receivables Master Trust
                                  Series 1998-2

         Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995 (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Conseco Finance Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee"), as supplemented by the Series 1998-2 Supplement dated as of September 1, 1998 (the Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1998-2 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of December 2001 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

A) Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount

         (1) The total amount of the distribution in respect
         of Class A Certificates, per $1,000 original
         certificate principal amount                                   1.76
                                                                ------------

         (2) The amount of the distribution set forth in
         paragraph 1 above in respect of interest on the Class
         A Certificates, per $1,000 original certificate
         principal amount                                               1.76
                                                                ------------

         (3) The amount of the distribution set forth in
         paragraph 1 above in respect of principal of the
         Class A Certificates, per $1,000 original certificate
         principal amount                                               0.00
                                                                ------------

B)       Class A Investor Charge Offs and Reimbursement of
         Charge Offs

         (1) The amount of Class A Investor Charge Offs                 0.00
                                                                ------------

         (2) The amount of Class A Investor Charge Offs set
         forth in paragraph 1 above, per $1,000 original
         certificate principal amount                                   0.00
                                                                ------------

         (3) The total amount reimbursed in respect of Class A
         Investor Charge Offs 0.00

         (4) The amount set forth in paragraph 3 above, per
         $1,000 original certificate principal amount                   0.00
                                                                ------------

         (5) The amount, if any, by which the outstanding
         principal balance of the Class A Certificates exceeds
         the Class A Invested Amount after giving effect to
         all transactions on such Distribution Date                     0.00
                                                                ------------


C) Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount

         (1) The total amount of the distribution in respect
         of Class B Certificates, per $1,000 original
         certificate principal amount                                   1.91
                                                                ------------

         (2) The amount of the distribution set forth in
         paragraph 1 above in respect of interest on the Class
         B Certificates, per $1,000 original certificate
         principal amount                                               1.91
                                                                ------------


         (3) The amount of the distribution set forth in
         paragraph 1 above in respect of principal of the
         Class B Certificates, per $1,000 original certificate
         principal amount                                               0.00
                                                                ------------

D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount

         (1) The amount of reductions in Class B Invested
         Amount pursuant to clauses (c), (d), and (e) of the
         definition of Class B Invested Amount                          0.00
                                                                ------------


         (2) The amount of reductions in the Class B Invested
         Amount set forth in paragraph 1 above, per $1,000
         original certificate principal amount                          0.00
                                                                ------------


         (3) The total amount reimbursed in respect of such
         reductions in the Class B Invested Amount                      0.00
                                                                ------------

         (4) The amount set forth in paragraph 3 above, per
         $1,000 original certificate principal amount                   0.00
                                                                ------------

         (5) The amount, if any, by which the outstanding
         principal balance of the Class B Certificates exceeds
         the Class B Invested Amount after giving effect to
         all transactions on such Distribution Date                     0.00
                                                                ------------

E) Information regarding distributions in respect of the Class C Certificates, per $1,000 original certificate principal amount

         (1) The total amount of the distribution in respect
         of Class C Certificates, per $1,000 original
         certificate principal amount                                   2.33
                                                                ------------

         (2) The amount of the distribution set forth in
         paragraph 1 above in respect of interest on the Class
         C Certificates, per $1,000 original certificate
         principal amount                                               2.33
                                                                ------------

         (3) The amount of the distribution set forth in
         paragraph 1 above in respect of principal of the
         Class C Certificates, per $1,000 original certificate
         principal amount                                               0.00
                                                                ------------

F) Amount of reductions in Class C Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class C Invested Amount

         (1) The amount of reductions in Class C Invested
         Amount pursuant to clauses (c), (d), and (e) of the
         definition of Class C Invested Amount                          0.00
                                                                ------------

         (2) The amount of reductions in the Class C Invested
         Amount set forth in paragraph 1 above, per $1,000
         original certificate principal amount                          0.00
                                                                ------------

         (3) The total amount reimbursed in respect of such
         reductions in the Class C Invested Amount                      0.00
                                                                ------------

         (4) The amount set forth in paragraph 3 above, per
         $1,000 original certificate principal amount                   0.00
                                                                ------------

         (5) The amount, if any, by which the outstanding
         principal balance of the Class C Certificates exceeds
         the Class C Invested Amount after giving effect to
         all transactions on such Distribution Date                     0.00
                                                                ------------


             Conseco Finance Corp., as Servicer

             By: /s/ Timothy R. Jacobson
                 ---------------------------------------------
                 Name:  Timothy R. Jacobson
                 Title: Vice President and Assistant Treasurer



RECEIVABLES  ---

Beginning of the Month Principal Receivables:                                         944,811,990.10
                                                                                      --------------
Removed Principal Receivables:                                                          6,961,792.82
                                                                                        ------------
Additional Principal Receivables:                                                               0.00
                                                                                                ----
End of the Month Principal Receivables:                                               908,030,766.34
                                                                                      --------------
End of the Month Total Receivables:                                                   908,030,766.34
                                                                                      --------------

Excess Funding Account Balance                                                       $405,565,840.47
                                                                                     ---------------
Aggregate Invested Amount (all Master Trust Series)                                 1,208,671,000.00
                                                                                    ----------------

End of the Month Transferor Amount                                                     30,000,553.40
                                                                                       -------------
DELINQUENCIES AND LOSSES ---
                                                                                      RECEIVABLES

End of the Month Delinquencies:
   30-60 Days Delinquent                                                                1,050,352.06
                                                                                        ------------
   61-90 Days Delinquent                                                                1,256,281.61
                                                                                        ------------
   90+ Days Delinquent                                                                  2,841,677.89
                                                                                        ------------

   Total 30+ Days Delinquent                                                            5,148,311.56
                                                                                        ------------

Defaulted Accounts During the Month                                                       834,779.57
                                                                                          ----------
INVESTED AMOUNTS ---

Class A Initial Invested Amount                             440,000,000.00
                                                            --------------
Class B Initial Invested Amount                              22,500,000.00
                                                             -------------
Class C Initial Invested Amount                              21,250,000.00
                                                             -------------
Class D Initial Invested Amount                              24,921,000.00
                                                             -------------
INITIAL INVESTED AMOUNT                                                               508,671,000.00
                                                                                      --------------

Class A Adjusted Invested Amount                            440,000,000.00
                                                            --------------
Class B Adjusted Invested Amount                             22,500,000.00
                                                             -------------
Class C Adjusted Invested Amount                             21,250,000.00
                                                             -------------
Class D Adjusted Invested Amount                             39,078,545.32
                                                             -------------
ADJUSTED INVESTED AMOUNT                                                              522,828,545.32
                                                                                      --------------

MONTHLY SERVICING FEE                                                                     883,398.74
                                                                                          ----------

INVESTOR DEFAULT AMOUNT                                                                   333,277.91
                                                                                          ----------


SERIES 1998-2 INFORMATION

SERIES 1998-2 ALLOCATION PERCENTAGE                                                           42.09%
                                                                                              ------
SERIES 1998-2 ALLOCABLE FINANCE CHARGE                                                  2,505,988.44
                                                                                        ------------
SERIES 1998-2 UNREIMBURSED CHARGE-OFFS                                                          0.00
                                                                                                ----
SERIES 1998-2 ALLOCABLE DEFAULTED AMOUNT                                                  351,318.23
                                                                                          ----------
SERIES 1998-2 MONTHLY FEES                                                                883,398.74
                                                                                          ----------
SERIES 1998-2 ALLOCABLE PRINCIPAL COLLECTIONS                                          80,367,935.27
                                                                                       -------------
SERIES 1998-2 REQUIRED TRANSFEROR AMOUNT                                               20,913,141.81
                                                                                       -------------
FLOATING ALLOCATION PERCENTAGE                                                                40.36%
                                                                                              ------

INVESTOR FINANCE CHARGE COLLECTIONS                                                     2,670,285.04
                                                                                        ------------
INVESTOR DEFAULT AMOUNT                                                                   333,277.91
                                                                                          ----------
PRINCIPAL ALLOCATION PERCENTAGE                                                               40.36%
                                                                                              ------
AVAILABLE PRINCIPAL COLLECTIONS                                                        76,038,036.24
                                                                                       -------------

CLASS A FLOATING ALLOCATION                                                                   33.50%
CLASS A REQUIRED AMOUNT                                                                         0.00
                                                                                                ----

CLASS B FLOATING ALLOCATION                                                                    1.71%
CLASS B REQUIRED AMOUNT                                                                         0.00
                                                                                                ----

CLASS C FLOATING ALLOCATION                                                                    1.62%
CLASS D FLOATING ALLOCATION                                                                    3.52%


TOTAL EXCESS SPREAD                                                                     1,497,084.48
                                                                                        ------------

YIELD AND BASE RATE---

Base Rate (Current Month)                                            3.91%
                                                                     -----
Base Rate (Prior Month)                                              4.07%
                                                                     -----
Base Rate (Two Months Ago)                                           4.49%
                                                                     -----
THREE MONTH AVERAGE BASE RATE                                                                  4.16%
                                                                                               -----
Series Adjusted Portfolio Yield (Current Month)                      5.32%
                                                                     -----
Series Adjusted Portfolio Yield (Prior Month)                        5.80%
                                                                     -----
Series Adjusted Portfolio Yield (Two Months Ago)                     5.53%
                                                                     -----
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                                  5.55%
                                                                                               -----
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                                  33.50%
                                                                                              ------
   Class A Principal Collections                             63,991,792.81
                                                             -------------
CLASS B PRINCIPAL PERCENTAGE                                                                   1.71%
   Class B Principal Collections                              3,272,307.59
                                                              ------------
CLASS C PRINCIPAL PERCENTAGE                                                                   1.62%
   Class C Principal Collections                              3,090,512.72
                                                              ------------
CLASS D PRINCIPAL PERCENTAGE                                                                   3.52%
   Class D Principal Collections                              5,683,423.13
                                                              ------------
AVAILABLE PRINCIPAL COLLECTIONS                              76,038,036.24
                                                             -------------
REALLOCATED PRINCIPAL COLLECTIONS                                                              $0.00
                                                                                               -----
SERIES 1998-2 PRINCIPAL SHORTFALL                                                              $0.00
                                                                                               -----
SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                              $0.00
PRINCIPAL SHARING SERIES                                                                       -----

ACCUMULATION ---

Controlled Accumulation Amount                                       $0.00
                                                                     -----
Deficit Controlled Accumulation Amount                               $0.00
                                                                     -----
CONTROLLED DEPOSIT AMOUNT                                                                      $0.00
                                                                                               -----

PRINCIPAL FUNDING ACCOUNT BALANCE                                                              $0.00
                                                                                               -----

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                                       $76,371,314.15
PRINCIPAL SHARING SERIES                                                              --------------

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                                   $0.00
                                                                                               -----
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                             $0.00
BY PRINCIPAL PAYMENTS)                                                                         -----
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER                                                   $0.00
THAN BY PRINCIPAL PAYMENTS)                                                                    -----
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER                                                   $0.00
THAN BY PRINCIPAL PAYMENTS)                                                                    -----

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                        $0.00
                                                                                               -----
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED                                         $0.00
                                                                                               -----
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED                                         $0.00
                                                                                               -----
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED                                         $0.00
                                                                                               -----

             Conseco Finance Corp., as Servicer

             By: /s/ Timothy R. Jacobson
                 ---------------------------------------------
                 Name:  Timothy R. Jacobson
                 Title: Vice President and Assistant Treasurer